UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2021

MEDALLIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38982	77-0558353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
575 Market Street, Suite 1850
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 321-3000
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MDLA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2021 Medallia, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 138,069,603 shares of the Company’s common stock, or approximately 87.88% of the total voting power of shares entitled to vote, were present virtually or represented by proxy and voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 13, 2021:

Proposal One - Election of three Class II Directors. The following nominees were each elected as a Class II director to serve until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Leslie J. Kilgore	112,075,636	17,726,537	60,224	8,207,206
Stanley J. Meresman	95,854,680	33,933,566	74,151	8,207,206
Steven C. Walske	114,943,731	14,838,271	80,395	8,207,206

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2022 was ratified.

For	Against	Abstain
137,591,312	413,994	64,297

There were no broker non-votes on this proposal.

Proposal Three – Advisory Vote on the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers was approved, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
126,841,284	2,933,137	87,976	8,207,206

Proposal Four - Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. One year as the frequency of holding future stockholder advisory votes on the compensation of named executive officers was approved, on an advisory basis.

One Year	Two Years	Three Years	Abstain
129,177,299	29,023	51,063	605,012

There were no broker non-votes on this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLIA, INC.

Date:	June 4, 2021	By:	/s/ Roxanne M. Oulman
Roxanne M. Oulman
Chief Financial Officer